Consideration and Preliminary Identification of Assets Acquired, Including Cash Acquired and Liabilities Assumed as well as Fair Value Of Noncontrolling Interests (Detail) - USD ($) $ in Millions			12 Months Ended
	Jun. 23, 2015		Dec. 31, 2016	Dec. 31, 2015	Jun. 30, 2015	Dec. 31, 2014
Assets acquired:
Goodwill			$ 27,205	$ 25,331		$ 24,639
AOL Inc
Business Acquisition [Line Items]
Cash payment to AOL's equity holders	$ 3,764		179
Estimated liabilities to be paid	377	[1]	$ 198
Total consideration	4,141
Assets acquired:
Goodwill	1,938
Intangible assets subject to amortization	2,504
Other	1,551
Total assets acquired	5,993
Liabilities assumed:
Total liabilities assumed	1,851				$ 600
Net assets acquired:	4,142
Noncontrolling interest	(1)
Total consideration	$ 4,141

[1]	During the year ended December 31, 2016, we made cash payments of $179 million in respect of acquisition-date estimated liabilities to be paid. As of December 31, 2016, the remaining balance of estimated liabilities to be paid was $198 million.